                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): September 21, 1999


                            CENTURY ALUMINUM COMPANY
             (Exact name of registrant as specified in its charter)

             DELAWARE                          0-27918                       13-3070826
  (State or other jurisdiction of     (Commission File Number)    (IRS Employer Identification No.)
          Incorporation)


     2511 GARDEN ROAD
     BUILDING A, SUITE 200
     MONTEREY, CALIFORNIA                                           93940
(Address of principal executive offices)                          (Zip Code)

                                 (831) 642-9300
              (Registrant's telephone number, including area code)

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  On September 21, 1999 Century Aluminum Company, a Delaware corporation ("Century" or the "Company"), and Century Aluminum of West Virginia, Inc., a Delaware corporation and wholly-owned subsidiary of Century ("Century WV"), completed the sale to Pechiney Rolled Products LLC, a Delaware limited liability company ("Pechiney"), of certain assets and the assumption of certain liabilities of Century WV's rolled products unit at Ravenswood, West Virginia (the "Rolling Business") and all of the issued and outstanding shares of common stock of Century Cast Plate, Inc., a Delaware corporation and wholly-owned subsidiary of Century ("Century CP"). The parties consummated the sale pursuant to the Stock and Asset Purchase Agreement dated July 26, 1999 (the "Purchase Agreement") by and among Century, Century WV and Pechiney. The aggregate purchase price for the Rolling Business and Century CP was $248 million, subject to certain post-closing adjustments. The purchase price was determined by arms'-length negotiations between the parties. Century used a portion of the purchase price to repay its outstanding debt.

                  The Rolling Business assets that were sold include Century WV's casting operation at the Ravenswood, West Virginia facility. The facility, which has the capacity to produce up to 600 million pounds (270,000 metric tons) of rolled aluminum products a year, provides premium sheet and plate products to the aerospace and transportation markets, and produces brazing sheet used to manufacture radiators for passenger cars and trucks.

                  Century CP's operations include a fabrication plant located in Vernon, California. The fabrication plant has the capacity to produce 15 million pounds (7,000 metric tons) a year of cast aluminum plate. Cast aluminum plate is used principally in the machinery and equipment market.

                  In connection with the Purchase Agreement, Century WV and Pechiney entered into a Molten Aluminum Purchase Agreement dated as of September 21, 1999 (the "Metal Agreement"). Pursuant to the Metal Agreement, Pechiney has agreed to purchase from Century WV substantial quantities of molten aluminum produced at Century WV's reduction facility in Ravenswood, West Virginia at a price which is based on a quoted average market price as reported for the month immediately preceding the month of delivery. In addition, Pechiney has agreed to provide casting services to Century WV in connection with the excess molten aluminum produced at Century WV's reduction facility which is not purchased by Pechiney under the Metal Agreement. In connection with the transition of ownership of the Rolling Business, Century has agreed to make available certain of its executive officers to provide consulting services to Pechiney.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.


                                       -1

(i) Unaudited pro forma consolidated balance sheet of Century Aluminum Company and subsidiaries as of June 30, 1999 giving effect to the disposition of the Rolling Business and Century CP as of June 30, 1999.

(ii) Unaudited pro forma consolidated statements of operations of Century Aluminum Company and subsidiaries for the year ended December 31, 1998 and for the six month period ended June 30, 1999 giving effect to the disposition of the Rolling Business and Century CP as if such transaction had occurred January 1, 1998.

                  The unaudited pro forma consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the financial position or results of operations of the Company that would have actually resulted had the transaction occurred as of the date or for the periods presented, or that may result in the future.

PRO FORMA FINANCIAL INFORMATION.

                  The following unaudited pro forma consolidated financial information has been presented for the balance sheet as of June 30, 1999 and for the statements of operations for the year ended December 31, 1998 and the six month period ended June 30, 1999. The historic consolidated financial information presented herein should be read in conjuction with the audited consolidated financial statements and notes thereto included in the Company's annual report on Form 10-K for the year ended December 31, 1998 and the unaudited consolidated financial statements and notes thereto included in the Company's quarterly report on Form 10-Q for the period ended June 30, 1999.

                  The following unaudited pro forma consolidated financial information is based on the historical consolidated financial statements of the Company. The unaudited pro forma consolidated balance sheet gives effect to:
(i) the sale of the Rolling Business assets including all of the issued and outstanding shares of Century CP and the assumption by Pechiney of certain Rolling Business liabilities, (ii) the estimated costs and other charges related to the transaction, (iii) the repayment of the outstanding borrowings under the credit facility and (iv) the anticipated income tax effects related to the transaction.

                  The unaudited pro forma consolidated statements of operations give effect to: (i) the elimination of the Rolling Business and Century CP, (ii) the estimated effects of the Metal Agreement and (iii) the elimination of interest expense resulting from the reduction of the outstanding balance of the Company's credit facility, as if such transactions occurred on January 1, 1998. The gain from the sale of the Rolling Business and Century CP has not been reflected in the pro forma consolidated statements of operations.

                  The unaudited pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable. The unaudited pro forma consolidated financial information does not purport to represent what the Company's financial position or results of operations would actually have been had the transaction in fact occurred at such dates or to project the Company's financial position or results of operations at or for any future date or period. The unaudited pro forma consolidated financial information should be read in conjunction with the historical consolidated financial statements of the Company.


                                       -2

                  The following unaudited pro forma financial information does not reflect working capital changes related to the estimated effects of the Metal Agreement with Pechiney.

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                                                                                          JUNE 30, 1999
                                                                        ---------------------------------------------------
                                                                                            PRO FORMA
                                                                            ACTUAL         ADJUSTMENTS          PRO FORMA
                                                                            ------         -----------          ---------
                                                                                          (IN THOUSANDS)
ASSETS
CURRENT ASSETS:
     Cash...................................................................  $    627         $241,877  (a)         $ 130,504
                                                                                               (112,000) (b)
     Restricted cash equivalents............................................     5,817                                   5,817
     Accounts receivable, trade - net.......................................    87,624          (76,120) (a)            11,504
     Due from affiliates....................................................     7,818                                   7,818
     Inventories............................................................   182,875         (152,185) (a)            30,690
     Prepaid and other assets...............................................     9,620             (465) (a)            28,433
                                                                                                 19,278  (c)
                                                                              --------       ----------              ---------
          Total current assets.............................................    294,381          (79,615)               214,766

PROPERTY, PLANT AND EQUIPMENT - NET........................................    228,784         (126,309) (a)           102,475
OTHER ASSETS...............................................................     18,261           (2,703) (a)               297
                                                                                                (15,261) (c)
                                                                              --------       ----------              ---------

          TOTAL...........................................................    $541,426        $(223,888)             $ 317,538
                                                                              ========        =========              =========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable, trade..............................................     $37,916       $  (13,569) (a)         $  24,347
     Due to affiliates....................................................      13,711           (9,645) (a)             4,066
     Accrued and other current liabilities................................      31,755           (2,473) (a)            29,282
     Accrued employee benefits costs - current portion....................      15,565          (11,046) (a)             4,519
                                                                              --------       ----------              ---------

          Total current liabilities.......................................      98,947          (36,733)                62,214
                                                                              --------       ----------              ---------



REVOLVING TERM LOAN.......................................................     112,000         (112,000) (b)                 -
ACCRUED PENSION BENEFITS COSTS - Less current portion.....................      10,496           (5,223) (a)             5,273
ACCRUED POSTRETIREMENT BENEFITS COSTS - Less current portion                   129,015          (91,031) (a)            37,984
OTHER LIABILITIES.........................................................      20,981          (13,411) (a)            22,564
                                                                                                 14,994  (c)
                                                                              --------       ----------              ---------

          Total noncurrent liabilities....................................     272,492         (206,671)                65,821
                                                                              --------       ----------              ---------

SHAREHOLDERS' EQUITY:
     Common stock.........................................................         202                                     202
     Additional paid-in capital...........................................     164,406                                 164,406
     Retained earnings....................................................       5,379           30,493  (a)            24,895
                                                                                                (10,977) (c)
                                                                              --------       ----------              ---------

          Total shareholders' equity......................................     169,987           19,516                189,503
                                                                              --------       ----------              ---------


          TOTAL...........................................................   $ 541,426      $  (223,888)             $ 317,538
                                                                             =========      ===========              =========


--------------------------

(a) Reflects the sale of the net assets of the Rolling Business and the stock of Century CP for $241.9 million including transaction costs and other charges related to the transaction

(b)      Reflects principal repayment of the credit facility.

(c)      Reflects the anticipated tax effect of the transaction.



                                       -3

2,2            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                                                     YEAR ENDED
                                                                   DECEMBER 31, 1998
                                                                   -----------------
                                                                       PRO FORMA
                                                        ACTUAL        ADJUSTMENTS     PRO FORMA
                                                        ------        -----------     ---------
                                                        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
NET SALES:
     Third-party customers .......................    $ 576,006    $ (534,522) (a)  $ 272,968
                                                                      231,484) (b)
     Related parties .............................       74,252                        74,252
                                                      ---------    ----------       ---------

                                                        650,258      (303,038)        347,220


COST OF GOODS SOLD ...............................     (611,796)      501,098  (a)   (323,721)
                                                                     (213,023) (b)
                                                      ---------    ----------       ---------

GROSS PROFIT .....................................       38,462       (14,963)         23,499


SELLING, GENERAL AND
     ADMINISTRATIVE EXPENSES .....................      (19,246)        7,507 (a)     (11,739)
                                                      ---------    ----------       ---------


OPERATING INCOME .................................       19,216        (7,456)         11,760


INTEREST EXPENSE - Net ...........................       (2,204)        2,204 (a)           -
NET GAIN ON FORWARD CONTRACTS ....................       10,574         1,170 (a)      11,744
OTHER INCOME .....................................          553          (185)(a)         368
                                                      ---------    ----------       ---------

INCOME BEFORE INCOME TAXES .......................       28,139        (4,267)         23,872


INCOME TAX EXPENSE ...............................      (10,202)        1,536 (c)      (8,666)
                                                      ---------    ----------       ---------


NET INCOME .......................................    $  17,937     $  (2,731)     $   15,206
                                                      =========     =========      ==========



EARNINGS  PER COMMON SHARE
     Basic .......................................    $    0.90                    $     0.76
                                                      =========                    ==========
     Diluted .....................................    $    0.89                    $     0.75
                                                      =========                    ==========

WEIGHTED AVERAGE COMMON SHARES
   OUTSTANDING
Basic ............................................       20,000                        20,000
                                                      =========                    ==========


Diluted ..........................................       20,266                        20,266
                                                      =========                    ==========



------------------

(a) Reflects the elimination of the Rolling Business and Century CP and the reduction of interest expense related to the retirement of debt.

(b)      Reflects the estimated effects of the Metal Agreement with Pechiney.

(c)      Reflects the estimated tax effects of (a) and (b) above.



                                       -4

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                                                           SIX MONTHS ENDED
                                                                            JUNE 30, 1999
                                                                            -------------
                                                                             PRO FORMA
                                                                ACTUAL       ADJUSTMENTS       PRO FORMA
                                                                ------       -----------       ---------
                                                               (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
NET SALES:
     Third-party customers.............................       $ 294,623     $(268,605)(a)    $ 120,892
                                                                               94,874 (b)
     Related parties...................................          37,742                           37,742
                                                              ----------    ---------        -----------
                                                                 332,365     (173,731)           158,634
COST OF GOODS SOLD.....................................        (331,633)      261,799  (a)      (164,868)
                                                                              (95,034) (b)
                                                              ----------    ---------        -----------

GROSS PROFIT (LOSS)....................................            732         (6,966)            (6,234)

SELLING, GENERAL AND
     ADMINISTRATIVE EXPENSES...........................          (8,601)        3,476  (a)        (5,125)
                                                              ----------    ---------        -----------

OPERATING LOSS.........................................          (7,869)       (3,490)           (11,359)

INTEREST EXPENSE - Net.................................          (3,552)        3,552  (a)             -
NET LOSS ON FORWARD CONTRACTS..........................          (2,501)         (842) (a)        (3,343)
OTHER EXPENSE..........................................            (669)          332  (a)          (337)
                                                              ----------    ---------        -----------

LOSS BEFORE INCOME TAXES...............................         (14,591)         (448)            (15,039)

INCOME TAX BENEFIT.....................................           6,752           161   (c)         6,913
                                                              ----------    ---------        -----------

NET LOSS...............................................        $ (7,839)        $(287)       $    (8,126)
                                                             ==========     =========        ===========

LOSS PER COMMON SHARE
     Basic ............................................          ($0.39)                          ($.40)
                                                             ==========                      ==========

     Diluted...........................................          ($0.39)                          ($.40)
                                                             ==========                      ==========


WEIGHTED AVERAGE COMMON SHARES
   OUTSTANDING
     Basic ............................................          20,202                          20,202
                                                             ----------                      ----------
     Diluted...........................................          20,323                          20,323
                                                             ==========                      ==========



------------------

(a) Reflects the elimination of the Rolling Business and Century CP and the reduction of interest expense related to the retirement of debt.

(b)      Reflects the estimated effects of the Metal Agreement with Pechiney.

(c)      Reflects the estimated tax effects of (a) and (b) above.



                                       -5

         (c)      Exhibits.

                  The following exhibits are filed with this report on Form 8-K:

Exhibit Number    Description
--------------    -----------

2.1* Stock and Asset Purchase Agreement dated July 26, 1999 by and among Century Aluminum Company, Century Aluminum of West Virginia, Inc. and Pechiney Rolled Products LLC

2.2* Management Services Agreement dated as of September 21, 1999 by and between Century Aluminum Company and Pechiney Rolled Products LLC

2.3+ Molten Aluminum Purchase Agreement dated as of September 21, 1999 by and between Century Aluminum of West Virginia, Inc. and Pechiney Rolled Products LLC

2.4* Amended and Restated Shared Facilities and Services Agreement dated as of September 21, 1999 by and between Century Aluminum of West Virginia, Inc. and Pechiney Rolled Products LLC

99.1              Press Release dated September 21, 1999

------------------

* Schedules are omitted and will be furnished to the Commission upon request.

+ Portions of this Exhibit have been deleted and filed separately with the Securities and Exchange Commission pursuant to the Company's request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.



                                       -6

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             CENTURY ALUMINUM COMPANY

 Date:   October 6, 1999             By:          /s/ David W. Beckley
         ---------------                 ------------------------------------
                                                  Executive Vice President
                                                and Chief Financial Officer


                                       -7